CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL, AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

FOURTH AMENDMENT TO LEASE

    This FOURTH AMENDMENT TO LEASE (this “Fourth Amendment”) is made and entered into effective as of July 31, 2023 (the “Effective Date”), by and among TAC Vega MA Owner, LLC, a Delaware limited liability company (“Landlord”, “Lessor” or “Vega”), and Valiant Enterprises, LLC (“Valiant”), and Jushi MA, Inc. (“Jushi”, and together with Valiant, collectively, “Tenant” or “Lessee”). Landlord and Tenant are sometimes collectively referred to herein as the “Parties” and individually as a “Party”.

    Whereas, Vega has become the landlord and Valiant the tenant with respect to premises located at 310 Kenneth Welch Drive, Lakeville, MA 02347 (the “Premises”) pursuant to an Amended & Restated Lease Agreement (the “Lease Agreement”) as of April 22, 2020 entered into by CSS I LLC, as lessor, and Valiant, as lessee (notwithstanding the errant reference to “Nature’s Remedy of Massachusetts” as lessee on the cover page of the Lease Agreement);

    Whereas, CSS I LLC and Valiant entered into Lease Amendment #1 (the “First Amendment”) amending the Lease Agreement as of October 21, 2020;

    Whereas, Vega acquired the Premises and the Parties entered into the Second Amendment to Lease (the “Second Amendment” and, together with the Lease Agreement and the First Amendment, the “Lease Agreement, as Amended”) as of January 12, 2022 with respect to the Premises;

    Whereas, the Parties [***] amended the terms of the Lease Agreement, as Amended by that certain Third Amendment to Lease dated December 20, 2022 (the “Third Amendment”, together with the Lease Agreement, as Amended [***], collectively, the “Lease”);

    Now, therefore, in consideration of the respective undertakings, covenants and agreements of the Parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, notwithstanding anything to the contrary contained in the Lease, the Parties hereby agree as follows:

1.    Recitals and Capitalized Terms. The recitals set forth above are agreed to be correct and are incorporated herein. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Lease.

2.    extension. The Parties hereby agree that the date “July 31, 2023” set forth in Paragraphs 3 and 4 of the Third Amendment is hereby extended until September 1, 2023.

3.    Miscellaneous.

(a)    All other Lease Terms in Effect. Except to the extent the Lease is modified by this Fourth Amendment, all other terms and conditions of the Lease will continue in full force and effect. In the event of a conflict between the terms of the Lease, and the terms of this Fourth Amendment, the terms of this Fourth Amendment shall prevail.

(b)    Entire Agreement. This Fourth Amendment represents the entire agreement of the Landlord and Tenant with respect to the subject matter hereof, and the terms hereof shall not be amended or changed by any oral representation or agreement. To be effective, any further amendment to the Lease shall be in writing and shall be executed by both parties.

(c)    Counterparts. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document. This Fourth Amendment may be executed by original signature and/or signature originally signed by hand but transmitted via email (e.g., by scanned .PDF) or facsimile, and by electronic signature technology (e.g., DocuSign), which signature shall be considered as valid and binding as an original signature and delivery of such executed counterpart signature page by electronic signature technology, facsimile or email shall be as effective as executing and delivering this Fourth Amendment in the presence of the other Party to this Fourth Amendment. The Parties hereby waive any defenses to the enforcement of the terms of this Fourth Amendment based on such electronic, faxed or emailed signatures.

(d)    Authority. Each signatory of this Fourth Amendment represents that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

[Signatures on Next page]

    In witness whereof, the Parties hereto have executed this Fourth Amendment as of the Effective Date.

                LANDLORD:

                TAC VEGA MA OWNER, LLC:

    By: /s/ Charles P. Kauss
                 Charles P. Kauss, its Manager

                TENANT:

                VALIANT ENTERPRISES, LLC:

    By: /s/ Jon Barack
                 Jon Barack, its President

                JUSHI MA, INC.:

    By: /s/ Jon Barack
                 Jon Barack, its President